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                                                                   EXHIBIT 10.27

STATE OF LOUISIANA

PARISH OF IBERIA

                              LEASE AND AGREEMENT


         BE IT KNOWN that on the date and place written below but effective as of January 1, 1997 (the "Effective Date") and in the presence of the undersigned Notary Public and two competent witnesses there personally came and appeared:

                 W & H VENTURES, L.L.C., a Louisiana Limited Liability Company domiciled in the Parish of Iberia

(sometimes hereinafter referred to as "Lessor") and Double Eagle Marine, Inc., a Louisiana corporation domiciled in the Parish of St. Mary (sometimes hereafter referred to as "Lessee") who did declare and agree as follows:

                             W I T N E S S E T H :

         WHEREAS, Lessor is the owner of certain premises situated in St. Mary, Louisiana; and

         WHEREAS, Lessor has agreed to lease such property to Lessee for the term of five (5) years and eleven (11) months for use by Lessee in connection with oilfield marine services; and

         WHEREAS, Lessor and Lessee have agreed to certain terms, conditions, stipulations and provisions in respect to the said lease and, to that end, in consideration of the terms and conditions herein recited, Lessor and Lessee have agreed and do hereby agree as follows:





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                               1. LEASED PREMISES

         Lessor does hereby lease, let, rent and demise unto and in favor of Lessee those certain premises located in Morgan City, St. Mary Parish, Louisiana, which are fully described in Exhibit "A" attached hereto and made a part hereof (the "Leased Premises").

                            2. TERM OF LEASE; OPTION

         This Lease shall be for a primary term of five (5) years and eleven
(11) months, commencing January 1, 1997 and terminating at midnight November 30, 2002. Lessee shall have the option to renew this lease for one (1) additional five (5) year term on the same terms and conditions except for the rental amount which shall be negotiated by Lessor and Lessee. Lessee shall notify Lessor of his election to exercise this renewal option at least ninety
(90) days prior to expiration of the primary term.

                                 3. RENTALS

         Lessee shall pay to Lessor as rental for the Leased Premises, each month, in advance, on or before the 1st day of each and every month, during the initial term of this Lease, the sum of $2,500.00. The monthly rent payable during any renewal term shall be at a rate determined by negotiations between Lessor and Lessee and established at least thirty (30) days prior to the commencement of the renewal term.

                           4. USE OF LEASED PREMISES

         Lessee agrees that the activities to be conducted on the Leased Premises will not in any manner constitute a nuisance or hazard and that Lessee will observe and comply with all land use, environmental, pollution and other applicable laws,





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regulations, orders and ordinances prescribed by any and all governmental and regulatory authorities having jurisdiction over the Leased Premises and the activities conducted thereon by Lessee.

                        5. IMPROVEMENTS TO THE PREMISES

         Only upon Lessor's written consent first obtained, which consent shall not be unreasonably withheld, Lessee may, at its sole expense, construct and erect buildings, sheds and other structures upon the Leased Premises and otherwise make improvements and alterations thereto consistent with Lessee's use and occupancy. All such improvements shall be constructed in conformity with any applicable zoning ordinances, setback requirements, building codes or other applicable ordinances, laws or regulations and shall not obstruct or otherwise interfere with the use of any servitudes to which the Lease Premises are subject. All such improvements shall become the property of Lessor upon termination hereof without cost, charge or reimbursement to Lessee.

                           6. REPAIRS AND ALTERATIONS

         Lessor shall not be obligated to fix, maintain, repair, replace or refurbish the Leased Premises or the leased equipment or any structure, building, facility or improvement now located on the Leased Premises, or to be located and constructed thereon by Lessee. All such repairs, replacements, maintenance and refurbishing shall be done and performed by Lessee at Lessee's sold cost and expense during the term of this Lease. Lessee shall keep the Leased Premises, buildings, facilities and improvements in good repair and working condition throughout the entire term of this





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Lease and return same to Lessor in the same condition as received, ordinary wear and tear excepted. Lessor warrants the premises are in good repair and working condition on the commencement hereof.

                                  7. UTILITIES

         Lessee shall be responsible for all utility and other services used, connected or provided in connection with Lessee's occupancy of the Leased Premises and equipment, including electricity, natural gas, sewer, telephone and waste disposal. Lessee shall obtain all such services in its name and shall post all meter, connection and similar deposits as may be required in connection therewith.

                                    8. TAXES
         Lessor shall pay all ad valorem property and all other special tax assessments levied and assessed against the Leased Premises or improvements located thereon.

                      9. INSURANCE; WAIVER OF SUBROGATION

         Lessee shall provide and keep in force at its own cost and expense during the entire term hereof full comprehensive public liability and property damage insurance with respect to the Leased Premises and Lessee's use and occupancy thereof, including those portions of the Leased Premises used as driveways, walkways and parking areas. Such insurance shall contain limits of not less than $500,000.00 per person and $1,000,000.00 per accident for bodily injury or death, together with $500,000.00 for damage to property in any one occurrence. All such policies of insurance shall be issued by one or more solvent and financially sound insurance





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companies authorized to engage in business in the State of Louisiana, and at least twenty-five (25) days prior to the expiration of any such policy Lessee shall supply Lessor with a substitute therefor with evidence of payment of all premiums.

         Lessee shall at all times furnish Lessor with certificates attesting to the existence of the aforesaid insurance coverage and shall not commence occupancy of the Leased Premises without first providing same to Lessor.
Lessee further agrees to cause all policies of insurance required hereunder, including all liability policies insuring Lessee against personal injury, death or physical damage or destruction of property on or about the Leased Premises, to contain a specific provision or endorsement by which the insurer renounces, disclaims, and waives all rights of recovery or subrogation against Lessor and its managers, members and employees. All policies required hereunder shall name Lessor as either a co-insured or an additional insured thereunder.

                 10. INDEMNIFICATION AND LIABILITY FOR INJURIES

         Lessee agrees hereby to indemnify and save lessor harmless from any and all actions, demands, liabilities, claims, losses or litigation arising in whole or in part out of Lessee's occupancy or use of the Leased Premises, out of any activity conducted thereon, or out of the condition of the Leased Premises, and any building, structure or improvement situated thereon.

         Further, at all times, Lessee assumes complete responsibility for the condition of the Leased Premises and the buildings and improvements situated thereon, and hereby relieves Lessor from all liability for personal injury to Lessee, or to Lessee's





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patrons, customers, invitees, business guests, deliverymen, or to anyone else on or about the Leased Premises who derives their right to be thereon from Lessee, arising from, or in any way related to, any defect or vice on the Leased Premises, whether latent or patent.

                        11. PROPERTY DAMAGE; DISCLAIMER

         Lessee disclaims, waives and renounces any and all claims, actions and demands which Lessee may have against Lessor for damages to, or the destruction and loss of, personal property, including consequential and residual damages, however arising, and whether caused in whole or in part by any vice or defect, latent or patent, of the Leased Premises, it being understood and agreed between Lessor and Lessee that Lessee shall have no claim or recourse against Lessor for the loss of or damage to property belonging to Lessee or any other third party situated on or about the Leased Premises.

                                  12. DEFAULT

         As used in this Lease, the term "Event of Default" shall mean any of the following:

         (a) The failure of Lessee to make any payment of rental as and when the same becomes due and payable and the failure to cure such default within two (2) business days after written notice from Lessor.

         (b) The failure of Lessee to fulfill any duty or obligation imposed on Lessee by this Lease, and the failure to commence promptly and diligently cure same within thirty (30) days following written notice from Lessor.

         (c) The appointment of a receiver or the entry of an order declaring Lessee bankrupt or the assignment by Lessee for the benefit of creditors or the participation by Lessee in any other insolvency proceeding.





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         (d)     The seizure or taking of the leasehold interest of Lessee
                 hereunder pursuant to an execution of a judgment or any act of assignment for the benefit of Lessee's creditors.

         Upon the happening of any "Event of Default", Lessor may at its sole option and election i) terminate this Lease and cause Lessee's eviction from the Leased Premises without prejudice to any other right, action and remedy available to Lessor or ii) permit and suffer Lessee's continued occupancy of the Leased Premises and, upon Lessee's continued failure to pay rent after receipt of ten (10) days' written notice from Lessor to make such payment, accelerate all rentals due for the remainder of the term of the Lease, which said accelerated rentals shall be payable, in full, without discount or reduction, by Lessee to Lessor within ten (10) days after written demand therefore has been served by Lessor upon Lessee. Upon Lessee's payment of the accelerated rentals, Lessee shall be considered to have cured any rental default, and shall be entitled to remain in possession of the Leased Premises for the remainder of the term, subject to all of the other obligations of Lessee hereunder.

                            13. IDENTITY OF INTEREST

         The execution of this Lease or the performance of any act pursuant to the provisions hereof shall not be deemed or construed to have the effect of creating between Lessor and Lessee the relationship of principal and agent or of a partnership or of a joint venture, and the relationship between them shall be and remain only that of Lessor and Lessee.





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                               14. MINERAL LEASES

         Lessor shall have and hereby reserves the unconditional right to make, grant and execute any and all oil, gas and mineral leases or other similar grants for the drilling, exploration and mining of all oil, gas and other minerals and hydrocarbons which may be situated on, under or beneath the surface of the Leased Premises.

         In so doing, Lessor (without Lessee's written permission and consent first obtained) shall require all such mineral leases to drill, mine or otherwise explore for such minerals only by means of slant or directional drilling operations and in a manner so as not to interfere with Lessee's use and enjoyment of the Leased Premises. Accordingly, this lease, and all rights held hereunder by Lessee, shall at all times be inferior, secondary and subordinate to any and all existing or future oil, gas and mineral leases and other grants and contracts which have already or may hereafter be granted by Lessor.

                            15. NOTICES AND REPORTS

         Any notice, report, statement, approval, consent, designation, demand or request to be given and any option or election to be exercised by a party under the provisions of this Lease shall be effective only when made in writing and delivered (or mailed by registered or certified mail with postage prepaid) to the other party at the address given below:

         Lessor:  W&H Ventures, L.L.C.
                  c/o Wayne Pourciau
                  2107 Bayou Bend Road
                  New Iberia, LA  70560





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         Lessee:  Double Eagle Marine, Inc.
                  c/o Steven Webster
                  1900 West Loop South, Suite 1800
                  Houston, TX  77027

Provided, however, that either party may designate a different address from time to time by giving to the other party notice in writing of the changes.

                              16. ENTIRE AGREEMENT

         This Lease contains all of the understandings by and between the parties hereto, and all prior or contemporaneous agreements relative thereto have been merged herein or are voided by this instrument. This Lease may be amended, modified, altered, or changed in whole or in part only by an instrument in writing signed by each of the parties hereto.

                         17. ASSIGNMENT AND SUBLETTING

         Lessee may assign this Lease or sublet the Leased Premises, or any part or portion thereof, or otherwise transfer any right or interest hereunder, with the prior written consent of Lessor, provided, Lessee shall remain fully liable hereunder notwithstanding any sublease, assignment, or other transfer of any right or interest hereunder by Lessee. Any such approval by Lessor shall be limited to the particular instance specified in such written consent, and Lessee shall not thereby be relieved of any duty, obligation or liability under the provisions of this Lease, and shall remain at all times liable and responsible therefore in solido with any such sub-Lessee and/or assignee.





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                              18. ATTORNEY'S FEES

         In the event it becomes necessary for either Lessor or Lessee to employ an attorney to obtain enforcement of any obligation provided hereunder and imposed upon either Lessor or Lessee hereby, and in the event such party is successful in asserting such claim, including claims for payment of rentals, then, in such event, the party so adjudged liable shall be responsible to the other for all responsible attorney's fees thereby incurred. The provisions of this paragraph include attorney's fees which might be incurred by Lessor in connection with an eviction of Lessee and the regaining of possession and occupancy by Lessor of the Leased Premises.

                         19. INTEREST ON RENTAL DEFAULT

         In the event Lessee becomes more than ten (10) days delinquent in the payment of any rental due hereunder to Lessor then, in such event, such delinquency shall carry and bear and Lessee shall pay to Lessor, in addition to such rental, eighteen (18%) per cent per annum interest on all such unpaid rental installments from due date, until finally paid.

                               20. BINDING EFFECT

         The terms and provisions of this lease shall be binding upon and will enure to the benefit of the respective successors and assigns of the parties hereto.

                               21. GOVERNING LAW

         This lease and the rights, duties and obligations of Lessor and Lessee shall be governed and controlled under the laws of the State of Louisiana.





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                             22. PARAGRAPH CAPTIONS

         The paragraph captions as to the contents of particular paragraphs herein are inserted only for convenience and are in no way to be construed as part of this Lease or as a limitation on the scope of the particular paragraphs to which they refer.

         THUS DONE, PASSED AND SIGNED BY LESSOR IN THE CITY OF NEW ORLEANS, PARISH OF ORLEANS, LOUISIANA ON THE 10TH DAY OF JANUARY, 1997 IN THE PRESENCE OF THE UNDERSIGNED NOTARY AND COMPETENT WITNESSES AFTER DUE READING OF THE WHOLE.

WITNESSES:                                 LESSOR:

                                           W & H VENTURES, L.L.C.


   /s/  JULIE POURCIAU                     By: /s/ WAYNE POURCIAU
------------------------                      --------------------------------
                                               Wayne Pourciau
                                               Member/Manager


  /s/ LEIGHTON E. MOSS                     LESSEE:
------------------------

                                           DOUBLE EAGLE MARINE, INC.


                                           BY: /s/ HARRY WIGGINS
                                              --------------------------------
                                               Harry Wiggins
                                               Vice President



                              /s/ NATHAN P. HORNER
                     -------------------------------------
                                 NOTARY PUBLIC





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                                  EXHIBIT "A"
                              PROPERTY DESCRIPTION


That certain tract or parcel of land, together with all buildings and improvements thereon and all rights, ways, privileges, and servitudes thereto appertaining and all appurtenances thereof, situated in Section 1, Township 16 South, Range 12 East, St. Mary Parish, Louisiana, about one mile below the original Town of Berwick as per map and plan thereof by A. L. Fields, containing and measuring eighty-three and 18/100 (83.18') feet on the East side of River Road and extending back to the Atchafalaya River a distance of three hundred ten (310') feet, more or less, along the Southern boundary, a distance of three hundred twenty(320') feet, more or less, along the Northern boundary and extending a distance of eighty-eight (88') feet along the Eastern boundary, all as shown by a map and plan of said property by T. F. Kramer, C. E. and Surveyor, dated November 18, 1947, and recorded in COB 9-Z, at Page 662, under Entry No. 99,963 of the records of St. Mary Parish, Louisiana, which is made a part hereof by reference thereto and according to said map and plan of land, the said tract is bounded on the North by property of Andrew C. Freeman, on the East by the Atchafalaya River, on the West by River Road, and on the South by property of Mrs. Hester Freeman Robicheaux.

Being the same property acquired by Wayne Pourciau, et al by Act of Cash Sale from Atchafalaya Federal Savings Bank, dated October 19, 1987, filed for record at COB 30-T, under Entry No. 220,744, of the records of St. Mary Parish, Louisiana; and by Wayne M. Pourciau in that Judgment of Possession in Succession of Roberta Hebert Pourciau, dated October 31, 1995, filed for record at COB 39-R, under Entry No. 225,239, of the records of St. Mary Parish, Louisiana.





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